Income Taxes	12 Months Ended
Jul. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

We file federal and California consolidated tax returns with our subsidiaries. Our income tax provision for the year ended July 31, 2016 and 2015 was $1,600; the minimum state franchise taxes we pay regardless of income or loss.

At July 31, 2016, we had federal and California tax net operating loss carry-forwards of approximately $95.4 million and $79.0 million, respectively. Included in these net operating loss carry-forwards is $18.6 million related to a deduction for income tax purposes for which the Company has not realized a tax benefit. In future periods an adjustment would be recorded to Additional Paid in Capital at the time that these net operating losses may be utilized and reduce income tax. At July 31, 2015, we had federal and California tax net operating loss carry-forwards of approximately $90.2 million and $77.5 million, respectively. Utilization of the net operating loss carry-forwards may be subject to a substantial annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code as well as similar state provisions. These ownership changes may limit the amount of net operating loss carry-forwards that can be utilized annually to offset future taxable income and tax, respectively. In general, an ownership change, as defined by Section 382 of the Internal Revenue Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders or public groups. Since our formation, we have raised capital through the issuance of capital stock on several occasions (both before and after our initial public offering in 1996) which, combined with the purchasing stockholders’ subsequent disposition of those shares, may have resulted in such an ownership change, or could result in an ownership change in the future upon subsequent disposition. While we do not believe that we have experienced an ownership change, the pertinent tax rules related thereto are complex and subject to varying interpretations, and thus complete assurance cannot be provided that the taxing authorities would not take an alternative position.

Our current federal tax loss carry-forwards begin expiring in the year ended July 31, 2019 and, unless previously utilized, will completely expire in the year ending July 31, 2036. Our California tax loss carry-forwards will begin to expire in the year ending July 31, 2017, and will completely expire in the year ending July 31, 2036.

Significant components of our deferred tax assets are as follows:

	July 31,
	2016	2015
Net operating loss carry-forward	$30,160,000	$28,205,000
Stock options and warrants	3,250,000	2,570,000
Other temporary differences	(140,000)	70,000
Total deferred tax assets	33,270,000	30,845,000
Valuation allowance for deferred tax assets	(33,270,000)	(30,845,000)
Net deferred tax assets	$—	$—

Realization of our deferred tax assets, which relate to operating loss carry-forwards and timing differences, is dependent on future earnings, among other factors. The timing and amount of future earnings are uncertain and therefore a valuation allowance has been established. The increase in the valuation allowance on the deferred tax asset during the years ended July 31, 2016 and 2015 was $2,423,000 and $3,075,000, respectively. The deferred tax asset and valuation allowance balances as of July 31, 2015 have been restated to correct for an error related to the Company’s calculation of its income tax provision for the year ended July 31, 2015.  The Company assessed the materiality of the error to the previously issued financial statements for year ended July 31, 2015 in accordance with SEC Staff Accounting Bulletin Nos. 108 and 99 and concluded that the revisions were not material to those financial statements. The deferred tax asset and valuation allowance balances as of July 31, 2015 presented herein each reflect a decrease of approximately $6,875,000 to correct for this error. The error impacts only certain amounts disclosed in the footnotes to the financial statements and not the results of operations or the financial position of the Company.

A reconciliation of income taxes computed using the statutory income tax rate, compared to the effective tax rate, is as follows:

	2016	2015
Federal tax benefit at the expected statutory rate	34.0%	34.0%
State income tax, net of federal tax benefit	2.3	6.2
Expired net operating loss carryforwards	(1.5)	(0.3)
Permanent items	(17.9)	(0.4)
Valuation allowance	(16.9)	(40.3)
Income tax benefit - effective rate	0.0%	0.0%

Following authoritative guidance, we recognize the tax benefit from a tax position if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position.

Our practice is to recognize interest and/or penalties related to income tax matters in income tax expense; however we have had no accrued interest or penalties at either July 31, 2016 or July 31, 2015. We are subject to income taxes in the United States and in California, and our historical tax years remain subject to future examination by the U.S. and California tax authorities. During the years ended July 31, 2016 and 2015, we did not record any activity related to our unrecognized tax benefits.

The Company and its subsidiaries are subject to federal income tax as well as income tax of multiple state jurisdictions. With few exceptions, the Company is no longer subject to income tax examination by tax authorities in major jurisdictions for tax years prior to 2011. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses were generated and carried forward, and make adjustments up to the amount of the carryforwards. The Company is not currently under examination by the IRS or state taxing authorities.